UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 13, 2006
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Throughout this document, the Registrant, Health Care REIT, Inc., is referred to as “we” or “Health Care REIT.”
On November 13, 2006, Health Care REIT announced that it intends to offer, subject to market and other conditions, $300 million of convertible senior notes. The press release is posted on our Web site (www.hcreit.com) under the heading Press Releases. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Also, Health Care REIT is filing this Current Report on Form 8-K in order to incorporate by reference into its registration statements, including the Registration Statement on Form S-3 (File No. 333-134082), information about its pending acquisition of Windrose Medical Properties Trust (“Windrose”). Unaudited Pro Forma Condensed Consolidated Financial Information as of and for the period ended September 30, 2006, derived from the historical consolidated financial statements of Health Care REIT and Windrose and adjusted to give effect to Health Care REIT’s acquisition of Windrose, is attached hereto as Exhibit 99.2 and incorporated herein by reference. The Consolidated Financial Statements and Financial Statement Schedule included in Windrose’s Annual Report on Form 10-K for the year ended December 31, 2005 and the Condensed Consolidated Financial Statements included in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated herein by reference.
CAUTIONARY LANGUAGE CONCERNING FORWARD-LOOKING STATEMENTS
Information set forth in this filing contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results may differ materially. A discussion of factors that may affect future results is contained in Health Care REIT’s filings with the Securities and Exchange Commission. Health Care REIT disclaims any obligation to update or revise statements contained in this filing based on new information or otherwise.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

12	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23	Consent of KPMG LLP, independent registered public accounting firm, with respect to Windrose

99.1	Press release dated November 13, 2006

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

99.3	Consolidated Financial Statements and Financial Statement Schedule of Windrose (excerpt from Annual Report on Form 10-K for the year ended December 31, 2005)

99.4	Condensed Consolidated Financial Statements of Windrose (excerpt from Quarterly Report on Form 10-Q for the quarter ended September 30, 2006)

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.
	By:	/s/ George L. Chapman

Date: November 13, 2006	Its:	George L. Chapman Chairman of the Board and Chief Executive Officer